CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

------------------------------------------------------------------------------------------------

(In thousands)
                                                              December 31,          December 31,
                                                                  1998                  1997
                                                              ------------          ------------
                                                              (Unaudited)
Assets
Rental Property                                               $ 2,993,569           $ 2,397,023
   Less - accumulated depreciation                               (262,458)             (184,266)
                                                              -----------           -----------
      Net rental property                                       2,731,111             2,212,757

Land held for future development                                  119,141                81,647
Construction-in-progress                                          347,294               210,829
Cash and cash equivalents - unrestricted                           36,499                23,845
Cash and cash equivalents - restricted                             48,640                18,049
Accrued straight-line rents                                        39,273                33,212
Other assets - net                                                471,526               163,721
                                                              -----------           -----------
                                                              $ 3,793,484           $ 2,744,060
                                                              ===========           ===========

Liabilities and Stockholders' Equity
Liabilities:
   Revolving lines of credit                                      482,500               159,500
   Senior unsecured notes                                         625,000               275,000
   Mortgages payable                                              596,859               590,645
   Accounts payable and accrued expenses                          181,147                91,263
                                                              -----------           -----------
                                                                1,885,506             1,116,408
                                                              -----------           -----------

Minority interest                                                  93,264                74,955

Stockholders' equity:
   Preferred stock                                                     95                    96
   Common stock                                                       718                   600
   Additional paid in capital                                   1,926,369             1,629,214
   Foreign currency translation adjustment                            463                    --
   Cumulative dividends paid in excess of net income             (112,931)              (77,213)
                                                              -----------           -----------
                                                                1,814,714             1,552,697
                                                              -----------           -----------
                                                              $ 3,793,484           $ 2,744,060
                                                              ===========           ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations

----------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands, except per share amounts)
                                                              Three Months Ended           Twelve Months Ended
                                                                 December 31,                  December 31,
                                                           -----------------------       -----------------------
                                                              1998          1997           1998           1997
                                                              ----          ----           ----           ----
Revenues:
   Rental income (1)                                       $119,505         93,670        440,455        325,502
   Other real estate operating revenue:
      Real estate service income                              5,182          4,486         16,167         15,998
      Executive suites revenue                               48,763         12,865        145,932         17,865
   Gain on sale of assets                                     5,129          5,067         38,160          5,420
   Loss on write-off of treasury locks                      (13,729)            --        (13,729)            --
   Interest and other income                                  3,536          1,128         10,986          3,107
                                                           --------       --------       --------       --------
         Total operating revenue                            168,386        117,216        637,971        367,892
                                                           --------       --------       --------       --------

Operating expenses:
   Property operating expenses:
      Operating expenses                                     31,290         23,770        109,514         84,432
      Real estate taxes                                      11,316          9,138         40,174         30,394
   Interest expense                                          22,321         14,262         76,458         51,528
   Executive suites operating expenses                       41,972         11,604        123,976         15,728
   General and administrative                                 9,515          6,062         32,356         21,839
   Depreciation and amortization                             32,621         22,396        111,022         76,958
                                                           --------       --------       --------       --------
         Total operating expenses                           149,035         87,232        493,500        280,879
                                                           --------       --------       --------       --------

         Net operating income before income taxes,
            minority interest and extraordinary item         19,351         29,984        144,471         87,013
Income taxes                                                 (1,325)            --         (1,898)            --
                                                           --------       --------       --------       --------
         Net operating income before minority interest
            and extraordinary item                           18,026         29,984        142,573         87,013
Minority interest                                            (2,526)        (2,515)       (16,076)        (8,273)
                                                           --------       --------       --------       --------
         Income before extraordinary item                    15,500         27,469        126,497         78,740
Extraordinary item - loss on early extinguishment
          of debt                                                --             --             --           (608)
                                                           --------       --------       --------       --------
         Net income                                        $ 15,500         27,469        126,497         78,132
                                                           ========       ========       ========       ========

         Basic net income per common share:
                  Income before extraordinary item         $   0.09           0.35           1.33           1.23
                  Extraordinary item - loss on
                    early extinguishment of debt                 --             --             --          (0.01)
                                                           --------       --------       --------       --------
         Basic net income per common share                 $   0.09           0.35           1.33           1.22
                                                           ========       ========       ========       ========

         Diluted net income per share:
                  Income before extraordinary item         $   0.09           0.35           1.32           1.23
                  Extraordinary item - loss on
                    early extinguishment of debt                 --             --             --          (0.01)
                                                           --------      ---------      ---------      ---------
                  Diluted net income per share             $   0.09           0.35           1.32           1.22
                                                           ========      =========      =========      =========

NOTES:

(1) Rental income includes $3,165 and $2,715 of straight-line rents for the three month periods ended December 31, 1998 and 1997, respectively, and $13,919 and $9,892 of straight-line rents for the twelve month periods ended December 31, 1998 and 1997, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

---------------------------------------------------------------------------------------------------------------------

(In thousands)

                                             Three Months Ended                    Twelve Months Ended
                                                December 31,        % Change           December 31,          % Change
                                           ---------------------    --------    -------------------------    --------

                                             1998          1997                    1998           1997
                                             ----          ----                    ----           ----
Real Estate Operating Revenue              $ 81,859       79,458       3.0%     $ 244,563         234,650       4.2%

Real Estate Operating Expenses              (30,063)     (29,450)      2.1%       (86,377)        (83,497)      3.4%
                                           --------      -------                ---------       ---------

    Total Real Estate
       Operating Income                    $ 51,796       50,008       3.6%     $ 158,186         151,153       4.7%
                                           ========      =======                =========       =========


YTD Average Occupancy                          96.5%        96.7%                    95.9%           96.7%
                                           ========      =======                =========       =========

Same Store Square Footage                    16,138                                11,215
                                           ========                             =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA

-----------------------------------------------------------------------------------------------------------------

(In thousands)
                                                       Three Months Ended                  Twelve Months Ended
                                                          December 31,                         December 31,
                                                   --------------------------          --------------------------
                                                     1998              1997              1998              1997
                                                     ----              ----              ----              ----
Revenues:
     Rental Income                                 $119,505            93,670           440,455           325,502
     Other real estate operating revenue:
       Real estate service income                     5,182             4,486            16,167            15,998
       Executive suites revenue                      48,763            12,865           145,932            17,865
     Other income (1)                                 3,536             1,128            10,986             3,107
                                                   --------          --------          --------          --------
           Total revenue                            176,986           112,149           613,540           362,472
                                                   --------          --------          --------          --------

Operating expenses:
     Property operating expenses
       Operating expenses                            31,290            23,770           109,514            84,432
       Real estate taxes                             11,316             9,138            40,174            30,394
     Executive suites operating expenses             41,972            11,604           123,976            15,728
     General and administrative                       9,515             6,062            32,356            21,839
                                                   --------          --------          --------          --------
           Total operating expenses                  94,093            50,574           306,020           152,393
                                                   --------          --------          --------          --------
 EBITDA                                            $ 82,893            61,575           307,520           210,079
                                                   ========          ========          ========          ========


Notes:

(1) Excludes gains on sale of assets and loss on write-off of treasury locks.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

-------------------------------------------------------------------------------------------------------------------

Financial Position Ratios:                             December 31,        December 31,
                                                            1998                1997
                                                        ------------        ------------
Total Debt / Total Capitalization (Book Value)              47.2%              38.6%
Total Debt / Total Capitalization (Market)                  42.6%              28.9%

 Operating Ratios:                                    Three Months Ended              Twelve Months Ended
                                                         December 31,                     December 31,
                                                   ------------------------          ----------------------
                                                    1998             1997            1998            1997
                                                    ----             ----            ----            ----
Secured EBITDA / Total EBITDA                       33.5%            39.1%           35.6%           42.1%

Interest Coverage (1)
    With capitalized interest                        3.71X            4.32X           4.02X           4.08X
    Without capitalized interest                     2.64X            3.24X           2.88X           3.28X

Fixed charge coverage
    With capitalized interest                        2.48X            2.79X           2.52X           3.23X
    Without capitalized interest                     1.97X            2.30X           2.02X           2.71X


Diluted FFO Payout Ratio (2)                        68.4%            72.9%           70.2%           75.4%

G & A as a % of Revenue (3)                          7.4%             6.1%            6.9%            6.3%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)      Dividends paid per common share divided by diluted FFO per share.
(3) Excludes Executive Suites, gains on sales of assets and loss on write-off of treasury locks.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at December 31, 1998 and 1997, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the three and twelve month periods ended December 31, 1998 and 1997. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.


(in thousands)

                                                           CarrAmerica Realty
                                                           Corporation Series
                                     CarrAmerica Realty       A Convertible        Dividend Paying        Non-Dividend
                                     Corporation Common     Preferred Shares           Units             Paying Units
                                     Shares Outstanding      Outstanding (a)       Outstanding (b)       Outstanding (b)
                                     --------------------  --------------------   ------------------   --------------------
Outstanding as of:
    December 31, 1998                      71,760                   680                  5,978                  540
    December 31, 1997                      59,994                   780                  5,699                  540
                                           ======                 =====                  =====                  ===

Weighted average for the three
    months ended December 31:
    1998                                   71,760                   680                  5,978                  540
    1997                                   58,385                   780                  5,685                  540
                                           ======                 =====                  =====                  ===

Weighted average for the twelve
    months ended December 31:
    1998                                   68,577                   745                  5,985                  540
    1997                                   54,873                 1,322                  5,381                  540
                                           ======                 =====                  =====                  ===

Notes:

(a) Series A Preferred Shares are convertible into common shares on a one-for-one basis.
(b) Operating Partnership Units are convertible into common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
                                December 31, 1998

-------------------------------------------------------------------------------------------------
($ In thousands)
SECURED INDEBTEDNESS:
Property                                        Interest Rate   Principal Balance   Maturity Date
--------                                        -------------   -----------------   -------------
1775 Pennsylvania Avenue                            7.50%           $  6,129           2/1/99
South Coast Executive Center                        9.01              10,127          5/31/99
Quorum Place                                        6.99               7,578         11/15/00
Warner Center                                       7.40              26,000          12/1/00
Presidential Circle                                 7.14              22,982           3/1/01
Bannockburn I & II                                  9.52              19,553          8/31/01
Quorum North                                        8.27               6,566         12/10/01
Valley Business Park         }
Valley Office Centre         }
Valley Centre II             }                      8.25              42,273         12/10/01
Rincon Centre                }
Bayshore Centre              }
Sunnyvale Technology Center     }
Citymark Tower                  }                   8.90              35,554           6/1/02
Hacienda West                   }
1255 23rd Street             }
International Square         }
      1850 K Street          }                      7.75              39,496           2/1/03
      1825 Eye Street        }                      8.80              92,500           2/1/03
      1875 Eye Street        }
1730 Pennsylvania Avenue     }
International Square Land                           7.55              39,481           2/1/03
International Square Land                           8.00               9,879           2/1/03
Jaycor                                              8.96              12,781           2/1/03
Parkway North I                                     7.96              29,250          12/1/03
Canyon Park Commons                                 9.13               5,615          12/1/04
US West                                             7.92              53,263          12/1/05
Redmond East                                        8.38              27,355           1/1/06
Century Springs West         }
Glenridge                    }
Midori                       }                      7.20              20,812           1/1/06
Lakewood                     }
Parkwood                     }
Concord Place                                       7.75               7,646           1/1/06
Wateridge Pavilion                                  8.25               3,481          11/1/06
Wasatch Corporate Center                            8.15              12,654           1/2/07
2600 W. Olive                                       7.52              19,152           1/1/09
Palomar Oaks                                        8.85              10,086           4/1/09
Sorenson Research Park                              7.75               2,617           7/1/11
995 Benecia Avenue                                  8.50                 911           8/1/11
Sorenson Research Park                              8.88               1,646           5/1/17
1747 Pennsylvania Avenue                            9.50              15,072          7/10/17
900 19th Street                                     8.25              16,400          7/15/19
                                                    ----            -------
         Total                                      8.20%           $596,859
                                                    ====            ========



UNSECURED INDEBTEDNESS:                         Interest Rate      Outstanding        Maturity
                                                -------------      -----------        --------
Senior Unsecured Notes                             7.200%          $  150,000         7/01/04
Senior Unsecured Notes                             6.625%             100,000         3/01/05
Senior Unsecured Notes                             7.375%             125,000         7/01/07
Senior Unsecured Notes                             6.875%             100,000         3/01/08
Senior Unsecured Notes                             6.625%             150,000        10/01/00
Unsecured Line of Credit - CarrAmerica
    Realty Corporation                          LIBOR + 90 bps        389,000         8/26/01
Unsecured Line of Credit - OmniOffices, Inc.    LIBOR + 90 bps         93,500         8/26/01
                                                                   ----------
                                                                   $1,107,500
                                                                   ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1998

--------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of December 31, 1998:

                                                Company's          Net                                    %
                                                Effective        Rentable                              of Total
                                                 Property          Area         Percent   # of          Square
Property                                        Ownership    (square feet)(1)  Leased(2)  Buildings    Footage
--------                                        ---------    ----------------  ---------  ---------    -------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
   International Square                             100.0%      1,014,537          95.3%     3
   1730 Pennsylvania Avenue                         100.0         229,292          99.3      1
   2550 M Street                                    100.0         187,931         100.0      1
   1775 Pennsylvania Avenue (3)                     100.0         143,981          99.1      1
   900 19th Street                                  100.0         100,907         100.0      1
   1747 Pennsylvania Avenue                          89.7(4)      151,778          98.1      1
   1255 23rd Street                                  75.0(5)      305,237          97.1      1
Suburban Washington, D.C.:
   One Rock Spring Plaza (3)                        100.0         205,298         100.0      1
   Tycon Courthouse                                 100.0         416,195          98.7      1
   Three Ballston Plaza                             100.0         302,875         100.0      1
   Sunrise Corporate Center                         100.0         260,253         100.0      3
   Parkway One                                      100.0          87,842         100.0      1
Suburban Atlanta:
   Veridian                                         100.0         190,782          85.1     22
   Glenridge                                        100.0          64,052          76.3      1
   Century Springs West                             100.0          94,893          97.3      1
   Holcomb Place                                    100.0          72,824          96.1      1
   Midori                                           100.0          99,900         100.0      1
   Parkwood                                         100.0         151,296          66.4      1
   Lakewood                                         100.0          80,338         100.0      1
   The Summit                                       100.0         179,085         100.0      1
   Triangle Parkway                                 100.0          82,102          81.8      3
   2400 Lake Park                                   100.0         100,491          93.5      1
   680 Engineering Drive                            100.0          62,154         100.0      1
   Embassy Row                                      100.0         465,858          86.2      3
   Waterford Center                                 100.0          82,161          85.1      1
   Spalding Ridge                                   100.0         128,233          96.3      1
Boca Raton:
   Peninsula Plaza                                  100.0         162,303          93.8      1
   Presidential Circle                              100.0         280,118          84.3      1
                                                                ---------         -----    ---

     Southeast Region Subtotal                                  5,702,716          94.3%    57            25.5%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
   Scenic Business Park                             100.0         139,012         100.0      4
   Harbor Corporate Park                            100.0         151,787          96.3      4
   Plaza PacifiCare                                 100.0         104,377         100.0      1
   Katella Corporate Center                         100.0          80,204          92.6      1
   Warner Center                                    100.0         343,769          98.0     12
   South Coast Executive Center                     100.0         161,310          90.7      2
   Warner Premier                                   100.0          61,553         100.0      1
   Westlake Corporate Center                        100.0          73,061          95.9      2
   Von Karman                                       100.0         103,713         100.0      1
   2600 W. Olive                                    100.0         145,474          95.7      1
   Bay Technology Center                            100.0         107,481         100.0      2
   Alton Deere Plaza                                100.0         182,146          99.0      6

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1998

---------------------------------------------------------------------------------------------------------------
                                                Company's          Net                                    %
                                                Effective        Rentable                              of Total
                                                 Property          Area         Percent   # of          Square
Property                                        Ownership    (square feet)(1)  Leased(2)  Buildings    Footage
--------                                        ---------    ----------------  ---------  ---------    -------
Southern California,
San Diego:
   Del Mar Corporate Plaza                          100.0%        123,142         100.0%     2
   Wateridge Pavilion                               100.0          62,194         100.0      1
   Lightspan                                        100.0          64,800         100.0      1
   Towne Center Technology Park II                  100.0          62,367         100.0      1
   Palomar Oaks Technology Park                     100.0         170,358         100.0      6
   Jaycor                                           100.0         105,358         100.0      1
Northern California,
San Francisco Bay Area:
   CarrAmerica Corporate Center                     100.0         994,930         100.0      6
   Sunnyvale Research Plaza                         100.0         126,000         100.0      3
   Rio Robles                                       100.0         368,178         100.0      7
   Valley Business Park II                          100.0         166,928         100.0      6
   Bayshore Centre                                  100.0         195,249         100.0      2
   Rincon Centre                                    100.0         201,178         100.0      3
   Valley Centre II                                 100.0         212,082         100.0      4
   Valley Office Centre                             100.0          68,731         100.0      2
   Valley Centre                                    100.0         102,291         100.0      2
   Valley Business Park I                           100.0          67,784         100.0      2
   3745 North First Street                          100.0          67,582         100.0      1
   3571 North First Street                          100.0         116,000         100.0      1
   Mission Plaza                                    100.0         102,687         100.0      2
   North San Jose Technology Park                   100.0         297,038         100.0      4
   Foster City Technology Center                    100.0          66,869         100.0      2
   150 River Oaks                                   100.0         100,024         100.0      1
   Amador/Rinconada                                 100.0         134,611         100.0      3
   Amador III                                       100.0          82,944         100.0      1
   Arroyo Center                                    100.0         104,741         100.0      2
   San Mateo I                                      100.0          70,000         100.0      1
   San Mateo II and III                             100.0         141,404          97.2      2
   900-910 East Hamilton                            100.0         351,811         100.0      2
   Hacienda West                                    100.0         205,903          94.4      2
   Sunnyvale Technology Centre                      100.0         165,520         100.0      5
   Baytech Business Park                            100.0         300,000         100.0      4
   Golden Gateway Commons                           100.0         270,395          99.3      3
   Techmart Commerce Center                         100.0         259,656          98.3      1
   995 Benecia Avenue                               100.0          36,344         100.0      1
   Oakmead West A-G                                 100.0         425,981         100.0      7
   Santa Clara Technology Park                      100.0         178,132         100.0      3
   Valley Technology Center 4 & 5                   100.0         132,700         100.0      2
Northern California,
Sacramento:
   1860 Howe Avenue                                 100.0          98,992          87.6      1
   University Office Park                           100.0         122,288          86.8      2
   Capital Corporate Center                         100.0          94,564          87.1      5
Suburban Portland:
   RadiSys Corporate Headquarters                   100.0          80,525         100.0      1
   RadiSys II                                       100.0          45,655         100.0      1
Suburban Seattle:
   Redmond East                                     100.0         399,468          88.4     10
   Willow Creek                                     100.0          96,179         100.0      1
   Canyon Park Business Center                      100.0         246,565         100.0      6
   Canyon Park Commons                              100.0          95,290         100.0      1
   Willow Creek Corporate Center                    100.0         296,089          93.2      5
   Redmond Hilltop B & C                            100.0          90,880         100.0      2
   Canyon Park Commons 1 & 2                        100.0         110,398         100.0      2
                                                               ----------         -----    ---

     Pacific Region Subtotal                                   10,132,692          98.3%   173           45.2%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1998

---------------------------------------------------------------------------------------------------------------
                                                Company's          Net                                    %
                                                Effective        Rentable                              of Total
                                                 Property          Area         Percent   # of          Square
Property                                        Ownership    (square feet)(1)  Leased(2)  Buildings    Footage
--------                                        ---------    ----------------  ---------  ---------    -------
CENTRAL REGION
Austin, Texas:
   Great Hills Plaza                                100.0%        135,333         100.0%     1
   Balcones Center                                  100.0          74,978          78.4      1
   Park North                                       100.0         132,744          95.3      2
   City View Centre                                 100.0         136,183         100.0      3
   Riata 4, 5, 8                                    100.0         274,118          89.7      3
   Tower of the Hills                               100.0         166,099          98.1      2
   City View Center                                 100.0         128,716         100.0      1
Suburban Chicago:
   Parkway North                                    100.0         507,240         100.0      2
   Unisys                                           100.0         361,834          95.6      2
   The Crossings                                    100.0         297,205          90.6      2
   Bannockburn I & II                               100.0         210,860         100.0      2
   Bannockburn IV                                   100.0         108,469         100.0      1
   Summit Oaks                                      100.0          91,626          93.4      1
Dallas, Texas:
   Quorum North                                     100.0         115,845          88.6      1
   Quorum Place                                     100.0         179,303          92.4      1
   Cedar Maple Plaza                                100.0         113,011          96.1      3
   Tollhill East & West                             100.0         241,487          91.1      2
   Two Mission Park                                 100.0          77,731          89.1      1
   Citymark                                         100.0         207,595          94.1      1
   5000 Quorum                                      100.0         160,222          92.2      1
   Royal Ridge A                                    100.0         144,835         100.0      1
                                                               ----------         -----    ---


     Central Region Subtotal                                    3,865,434          95.1%    34            17.3%

MOUNTAIN REGION
Southeast Denver:
   Harlequin Plaza                                  100.0         329,070          98.6      2
   Quebec Court I & II                              100.0         287,294         100.0      2
   Greenwood Center                                 100.0          75,866         100.0      1
   Quebec Center                                    100.0         106,865          92.1      3
   Panorama Corporate Center I                      100.0         100,881         100.0      1
   Panorama II                                      100.0         100,916          96.7      1
Phoenix, Arizona:
   Camelback Lakes                                  100.0         197,351          99.8      2
   Pointe Corridor IV                               100.0         178,745          99.5      1
   Highland Park                                    100.0          78,093          68.7      1
   The Grove at Black Canyon                        100.0         104,187          95.2      1
   US West                                          100.0         532,506         100.0      4
   Concord Place                                    100.0         133,287         100.0      1
Salt Lake City, Utah:
   Sorenson Research Park                           100.0         285,144          99.7      5
   Wasatch Corporate Center                         100.0         178,098         100.0      3
                                                               ----------         -----    ---

     Mountain Region Subtotal                                   2,688,303          98.2%    28            12.0%
                                                               ----------         -----    ---           -----

TOTAL CONSOLIDATED PROPERTIES:                                 22,389,145                  292           100.0%
                                                               ----------                  ---
WEIGHTED AVERAGE                                                                   96.9%
                                                                                  -----

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                Current Summary of Portfolio Operating Properties
                                December 31, 1998

---------------------------------------------------------------------------------------------------------------
                                                Company's          Net                                    %
                                                Effective        Rentable                              of Total
                                                 Property          Area         Percent   # of          Square
Property                                        Ownership    (square feet)(1)  Leased(2)  Buildings    Footage
--------                                        ---------    ----------------  ---------  ---------    -------

Unconsolidated Properties
-------------------------
Downtown Washington, D.C.:
   1717 Pennsylvania Avenue                       50.0%(6)        184,446         100.0%     1
   AARP Headquarters                              24.0 (7)        477,394          99.9      1
   Bond Building                                  15.0 (8)        162,097         100.0      1
   Willard Office/Hotel                            5.0 (9)        242,787          98.3      1

Suburban Washington, D.C.:
   Booz-Allen & Hamilton Building                 50.0 (10)       222,989         100.0      1
                                                               ----------         -----    ---

TOTAL UNCONSOLIDATED PROPERTIES:                                1,289,713                    5
                                                               ----------                  ---
WEIGHTED AVERAGE                                                                   99.6%
                                                                                  -----

ALL OPERATING PROPERTIES
TOTAL:                                                         23,678,858
                                                               ==========
WEIGHTED AVERAGE                                                                   96.9%
                                                                                  =====


(1)  Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of December 31, 1998.
(3) The Company owns the improvements on the property and has a leasehold interest in all of the underlying land.
(4) The Company holds a general and limited partner interest in a partnership that owns the property.
(5) The Company holds a 50% joint venture interest in the joint venture that owns this property and a 50% joint venture interest in another joint venture, which holds the remaining 50% interest in the joint venture that owns the property. As a result of preferential rights to annual distributions from another venture, the Company will receive distributions of less than 75% (but in no event less than 50%) of the total amount distributed with respect to this property in each year until the preferential distribution requirements are satisfied, but will receive 100% of any subsequent distributions during the year until its aggregate distributions equal 75% of the cumulative distributions with respect to the property since inception of the partnership. Thereafter, the Company will receive 75% of the distributions made during the year with respect to the property. Upon sale of the property, the Company will receive 75% of the distributions until the Company receives its preference amount, 50% until the remaining venturer receives its preference amount, and 75% of the distributions thereafter.
(6) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(7) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(8) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(9) The Company holds an effective 5% interest in the property by virtue of a 7.85% limited partner interest in a partnership that owns, through a subsidiary, a 63.7% limited partner interest in the property. The partnership in which the Company holds an interest owns the improvements on the property and has a leasehold interest in the underlying land.
(10) The Company holds a 50% joint venture interest, and is the managing venturer.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                            1998 Acquisition Summary

-------------------------------------------------------------------------------------------------------------------

($ In Millions)
                                                                              %
Region/Market Property                      Month of       Purchase       Currently       # of          Square
                                          Acquisition        Price         Leased      Properties        Feet
---------------------------------------   -------------   ------------   ------------  ------------  --------------
SOUTHEAST REGION
Suburban Atlanta
SOUTHEAST REGION
Suburban Atlanta
     Waterford Center                        March         $  8.8           85%            1            82,161
PACIFIC REGION
San Francisco Bay Area
     Hacienda West                          January          30.5           94             2           205,903
     Sunnyvale Technology Center            January          28.1          100             5           165,520
     Golden Gateway Commons                   May            71.7           99             3           270,395
     Techmart Commerce Center                 May            36.0           98             1           259,656
     Santa Clara Technology Park              May            21.6          100             3           178,132
     995 Benecia Avenue                       July            6.4          100             1            36,344

Orange County / Los Angeles
     Alton Deere Plaza                       April           23.7           99             6           181,146

San Diego
     Palomar Oaks Technology Park             July           17.1          100             6           170,358
     Jaycor                                 October          16.7          100             1           105,358

MOUNTAIN REGION
Phoenix
     Concord Place                          October          19.5           99             1           133,287

CENTRAL REGION
Suburban Dallas
     Citymark Tower                         January          22.3           94             1           207,595
     5000 Quorum                             March           17.0           92             1           160,222
                                                           ------          ---            --         ---------
         Total/Weighted Average                            $319.4           97%           32         2,156,077
                                                           ======          ===            ==         =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Lease Rollover Schedule
                                December 31, 1998

------------------------------------------------------------------------------------------------------------------------


                                                    Current     YTD Avg.       Vacant
Region / Market                       Square Feet  Occupancy    Occupancy       S.F.          1999           2000          2001
---------------                       -----------  ---------    ---------       ----          ----           ----          ----
PACIFIC REGION:
San Francisco Bay Area                  6,113,693       99.6%       99.1%      21,901        343,975        874,877       755,285
Orange County / Los Angeles             1,653,887       97.3%       95.7%      44,412        276,829        327,413       179,791
Seattle                                 1,334,869       95.0%       96.9%      66,470        210,075        130,010        97,787
San Diego                                 588,219      100.0%      100.0%          --         36,251             --       173,784
Sacramento                                315,844       87.1%       90.7%      40,667        142,359         14,065        66,884
Portland                                  126,180      100.0%      100.0%          --             --             --            --

MOUNTAIN REGION:
Denver                                  1,000,892       98.4%       95.4%      16,470        121,152         34,979       307,836
Phoenix                                 1,224,169       97.4%       96.2%      32,302         74,336         96,082        77,217
Salt Lake City                            463,242       99.8%       99.4%         915         56,910             --       110,850

CENTRAL REGION:
Chicago                                 1,577,234       96.8%       96.6%      50,017        211,608        281,624       245,298
Dallas                                  1,240,029       93.1%       90.8%      85,953        271,268        178,266       168,147
Austin                                  1,048,171       94.9%       94.2%      53,794         42,548         74,102       154,854

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                2,133,663       97.1%       95.0%      62,600        233,750        116,380        26,917
     Suburban Properties                1,272,463       99.6%       99.7%       5,470        198,586         89,490       188,936
Atlanta                                 1,854,169       89.1%       90.8%     202,481        301,504        238,329       305,720
Boca Raton                                442,421       87.8%       89.7%      53,960         64,639        113,436        86,773
                                          -------       -----      -----      -------         ------        -------        ------

Totals                                 22,389,145       96.7%       96.2%     737,412      2,585,790      2,569,053     2,946,079
                                       ==========       =====      =====      =======      =========      =========     =========


----------------------------------------------------------------------------------------------------

                                                                                             2006
                                                                                               &
Region / Market                         2002         2003         2004         2005       Thereafter
---------------                         ----         ----         ----         ----       ----------
PACIFIC REGION:
San Francisco Bay Area                1,215,933      755,716      533,974      162,693     1,449,339
Orange County / Los Angeles             181,299      231,543      129,347       17,677       265,576
Seattle                                  21,283      342,184        2,355      258,128       206,577
San Diego                                18,850      180,721      167,725       10,888            --
Sacramento                               16,693       34,208          968           --            --
Portland                                     --           --           --           --       126,180

MOUNTAIN REGION:
Denver                                  138,712      154,060           --           --       227,683
Phoenix                                 165,463       72,980       30,313      105,160       570,316
Salt Lake City                           81,212      103,666       76,089           --        33,600

CENTRAL REGION:
Chicago                                 244,915      346,665       17,709       32,770       146,628
Dallas                                  136,776      179,497        1,029        9,511       209,582
Austin                                  146,634      163,705      237,049        2,171       173,314

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties                340,663      211,976      528,522       53,242       559,613
     Suburban Properties                158,880      157,678       93,698      226,158       153,567
Atlanta                                 301,169      346,001       69,316        6,590        83,059
Boca Raton                               34,962       62,826        3,662       16,130         6,033
                                      ---------    ---------    ---------      -------     ---------

Totals                                3,203,444    3,343,426    1,891,756      901,118     4,211,067
                                      =========    =========    =========      =======     =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1998 Development Activity By Market

-------------------------------------------------------------------------------------------------------------------------
($ In Thousands)
                                                                Construction                      In Place     Remaining
Property Under Construction @             Square       Start      Completion      Stabilization       Dev.       Costs To
December 31, 1998                          Feet         Date         Date             Date           Costs       Complete
------------------------------------      ------       -----     ------------     --------------   ---------    ---------
San Francisco Bay Area
   Clarify Corporate Center A              64,000        1Q98        1Q99              1Q00          8,663         2,411
   Clarify Corporate Center B              64,000        1Q98        1Q99              2Q99          8,663         1,751
   Clarify Corporate Center C              64,000        1Q98        1Q99              2Q99          8,663         1,751
   Clarify Corporate Center D              65,000        1Q98        1Q99              3Q99          8,663         1,926
   Valley Technology Center 1              66,000        1Q98        4Q98              4Q99          8,218         2,695
   Valley Technology Center 2              66,000        1Q98        4Q98              4Q99          8,218         2,860
   Valley Technology Center 3              85,000        1Q98        4Q98              4Q99         10,075         4,156
   Fremont Technology Park A               41,000        3Q98        4Q98              4Q99          4,188         1,354
   Fremont Technology Park B               44,000        3Q98        4Q98              4Q99          4,621         1,356
   Fremont Technology Park C               54,000        3Q98        4Q98              2Q99          5,631         1,920
                                          -------                                                   ------        ------
     San Francisco Bay Area Subtotal      613,000                                                   75,603        22,180
Suburban Seattle
   Canyon Park 4                           64,000        2Q98        1Q99              1Q00          5,657         2,867
   Willow Creek Corporate Center 6         50,000        3Q98        2Q99              2Q00          4,725         3,672
                                          -------                                                   ------        ------
     Suburban Seattle Subtotal            114,000                                                   10,382         6,539
San Diego
   Towne Center Technology Park 1          42,000        4Q97        3Q98              1Q99          7,053          (258)
   Towne Center Technology Park 3          78,000        1Q98        2Q99              2Q00          6,777         3,982
   La Jolla Spectrum Technology Park       80,000        3Q98        1Q99              3Q99          6,845        10,909
                                          -------                                                   ------        ------
     San Diego Subtotal                   200,000                                                   20,675        14,633
Orange County/Los Angeles
   Pacific Corporate Plaza                122,000        3Q98        2Q99              2Q00          8,903         8,704
                                          -------                                                   ------        ------
     Orange County/Los Angeles Subtotal   122,000                                                    8,903         8,704
Portland
   Sunset Corporate Park A                 44,000        2Q98        1Q99              1Q00          3,368         1,579
   Sunset Corporate Park B                 44,000        2Q98        1Q99              1Q00          3,367         1,580
   Sunset Corporate Park C                 44,000        2Q98        1Q99              1Q00          3,367         1,580
   Rock Creek Corporate Center 1           65,000        3Q98        2Q99              2Q00          2,473         6,289
   Rock Creek Corporate Center 2           65,000        3Q98        2Q99              2Q00          2,473         6,289
   Rock Creek Corporate Center 3           11,000        3Q98        2Q99              2Q00            431         1,017
                                          -------                                                   ------        ------
     Portland Subtotal                    273,000                                                   15,479        18,334
Southeast Denver
   Panorama Corporate Center III          137,000        2Q97        2Q98              1Q99         15,646         4,665
   Panorama Corporate Center V            138,000        1Q98        4Q98              4Q99         14,565         3,203
                                          -------                                                   ------        ------
     Southeast Denver Subtotal            275,000                                                   30,211         7,868
Suburban Salt Lake City
   Wasatch 18                              50,000        4Q97        2Q98              2Q99          4,343         1,200
   Wasatch 17                              72,000        1Q98        1Q99              1Q00          5,231         2,991
   Sorenson X                              42,000        2Q98        1Q99              1Q00          3,204         1,762
                                          -------                                                   ------        ------
     Suburban Salt Lake City Subtotal     164,000                                                   12,778         5,953
Suburban Phoenix
   Four Gateway                           137,000        3Q97        2Q98              2Q99         13,885         4,214
                                          -------                                                   ------        ------
     Suburban Phoenix Subtotal            137,000                                                   13,885         4,214


--------------------------------------------------------------------------------
($ In Thousands)
                                            Total         Estimated    % Currently
Property Under Construction @             Projected      Stabilized     Leased or
December 31, 1998                         Investment       Return       Committed
------------------------------------      ----------     ----------    -----------
San Francisco Bay Area
   Clarify Corporate Center A               11,074           11.8         100
   Clarify Corporate Center B               10,414           12.5         100
   Clarify Corporate Center C               10,414           12.5         100
   Clarify Corporate Center D               10,589           12.3         100
   Valley Technology Center 1               10,913           11.5           0
   Valley Technology Center 2               11,078           11.3           0
   Valley Technology Center 3               14,231           11.2           0
   Fremont Technology Park A                 5,542           11.2           0
   Fremont Technology Park B                 5,977           11.2           0
   Fremont Technology Park C                 7,551           11.9         100
                                            ------           ----         ---
     San Francisco Bay Area Subtotal        97,783           11.8          51
Suburban Seattle
   Canyon Park 4                             8,524           10.5           0
   Willow Creek Corporate Center 6           8,397            8.6           0
                                            ------           ----         ---
     Suburban Seattle Subtotal              16,921            9.6           0
San Diego
   Towne Center Technology Park 1            6,795           10.0         100
   Towne Center Technology Park 3           10,759           10.8           0
   La Jolla Spectrum Technology Park        17,754           14.1         100
                                            ------           ----         ---
     San Diego Subtotal                     35,308           12.3          61
Orange County/Los Angeles
   Pacific Corporate Plaza                  17,607           10.1           0
                                            ------           ----         ---
     Orange County/Los Angeles Subtotal     17,607           10.1           0
Portland
   Sunset Corporate Park A                   4,947           10.5           0
   Sunset Corporate Park B                   4,947           10.5           0
   Sunset Corporate Park C                   4,947           10.5           0
   Rock Creek Corporate Center 1             8,762           10.8          31
   Rock Creek Corporate Center 2             8,762           10.8           0
   Rock Creek Corporate Center 3             1,448           10.8           0
                                            ------           ----         ---
     Portland Subtotal                      33,813           10.7           7
Southeast Denver
   Panorama Corporate Center III            20,311            9.5         100
   Panorama Corporate Center V              17,768           10.7          75
                                            ------           ----         ---
     Southeast Denver Subtotal              38,079           10.1          88
Suburban Salt Lake City
   Wasatch 18                                5,543           10.5          60
   Wasatch 17                                8,222           10.5           0
   Sorenson X                                4,966           10.0           0
                                            ------           ----         ---
     Suburban Salt Lake City Subtotal       18,731           10.3          18
Suburban Phoenix
   Four Gateway                             18,099           10.5          77
                                            ------           ----         ---
     Suburban Phoenix Subtotal              18,099           10.5          77

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       1998 Development Activity By Market


-------------------------------------------------------------------------------------------------------------------------
($ In Thousands)
                                                                  Construction                    In Place      Remaining
Property Under Construction @             Square        Start      Completion    Stabilization      Dev.         Costs To
December 31, 1998                          Feet          Date         Date           Date          Costs        Complete
------------------------------------      ------        -----     ------------   --------------   ---------     ----------
Suburban Austin
   Riata Building 2                        62,000        1Q98        2Q99              2Q00          3,877         4,294
   Riata Building 3                        62,000        1Q98        2Q99              2Q00          4,546         3,662
   Riata Building 9                        92,000        4Q97        4Q98              4Q99         10,002         1,925
   Riata Crossing 1-3                     271,000        3Q98        3Q99              3Q99         10,341        18,757
                                        ---------                                                 --------      --------
     Suburban Austin Subtotal             487,000                                                   28,766        28,638

Suburban Dallas
   The Commons @ Las Colinas 1            228,000        1Q98        2Q99              3Q99         21,075        18,283
   The Commons @ Las Colinas 3            151,000        3Q98        3Q99              3Q99         11,855        15,928
   Royal Ridge B                          100,000        4Q97        2Q98              2Q99          7,768         1,458
   Tollway I                              178,000        3Q97        4Q98              4Q99         22,089         4,061
   Tollway II                             178,000        3Q97        4Q98              4Q99         16,237         9,001
                                        ---------                                                 --------      --------
     Suburban Dallas Subtotal             835,000                                                   79,024        48,731
Suburban Chicago
   Six Parkway North                       91,000        4Q97        3Q98              1Q99         13,991           774
   Four Parkway North                     162,000        2Q98        2Q99              2Q00          8,708        19,409
   Ten Parkway North                       95,000        4Q98        1Q00              1Q01          2,825        13,321
                                        ---------                                                 --------      --------
     Suburban Chicago Subtotal            348,000                                                   25,524        33,504
Suburban Atlanta
   Embassy Row 500                         76,000        4Q97        3Q98              1Q99         13,904           118
   Embassy Row 100                        115,000        3Q98        3Q99              3Q99          9,337        11,418
                                        ---------                                                 --------      --------
     Suburban Atlanta Subtotal            191,000                                                   23,241        11,536
Metropolitan Washington DC
   Reston Crossing East                   176,000        4Q97        4Q98              2Q99         16,850         7,015
   Reston Crossing West                   152,000        4Q97        4Q98              2Q99         14,354         6,096
                                        ---------                                                 --------      --------
     Metropolitan Washington DC Subtotal  328,000                                                   31,204        13,111
Boca Raton
   Peninsula Executive Center 1           101,000        4Q97        4Q98              1Q99         16,196         2,471
   Peninsula Executive Center 2            87,000        4Q97        4Q98              4Q99         12,217         4,950
                                        ---------                                                 --------      --------
     Boca Raton Subtotal                  188,000                                                   28,413         7,421
                                        ---------                                                 --------      --------
         Total/Weighted Average         4,275,000                                                 $404,088      $231,366
                                        ---------                                                 --------      --------
Less:  Placed In Service                (443,000)                                                  (56,794)           --
                                        =========                                                 ========      ========
                                        3,832,000                                                 $347,294      $231,366
                                        =========                                                 ========      ========

-----------------------------------------------------------------------------------
($ In Thousands)
                                            Total         Estimated     % Currently
Property Under Construction @             Projected      Stabilized      Leased or
December 31, 1998                         Investment      Return         Committed
-----------------------------------       ----------     ----------     -----------
Suburban Austin
   Riata Building 2                          8,171           10.4           0
   Riata Building 3                          8,208           10.3          16
   Riata Building 9                         11,927           10.6          82
   Riata Crossing 1-3                       29,098           10.8         100
                                          --------           ----         ---
     Suburban Austin Subtotal               57,404           10.6          73

Suburban Dallas
   The Commons @ Las Colinas 1              39,358           10.4         100
   The Commons @ Las Colinas 3              27,783           10.2         100
   Royal Ridge B                             9,226           11.5         100
   Tollway I                                26,150           11.1          86
   Tollway II                               25,238           11.1          37
                                          --------           ----         ---
     Suburban Dallas Subtotal              127,755           10.7          84
Suburban Chicago
   Six Parkway North                        14,765           11.2          69
   Four Parkway North                       28,117           10.2          68
   Ten Parkway North                        16,146           10.5          70
                                          --------           ----         ---
     Suburban Chicago Subtotal              59,028           10.5          69
Suburban Atlanta
   Embassy Row 500                          14,022           11.8         100
   Embassy Row 100                          20,755            9.8         100
                                          --------           ----         ---
     Suburban Atlanta Subtotal              34,777           10.6         100
Metropolitan Washington DC
   Reston Crossing East                     23,865           14.4         100
   Reston Crossing West                     20,450           14.5         100
                                          --------           ----         ---
     Metropolitan Washington DC Subtotal    44,315           14.4         100
Boca Raton
   Peninsula Executive Center 1             18,667           11.7         100
   Peninsula Executive Center 2             17,167            9.8           6
                                          --------           ----         ---
     Boca Raton Subtotal                    35,834           10.8          56
                                          --------           ----         ---
         Total/Weighted Average           $635,454           11.1%         64%
                                          --------           ====         ===
Less:  Placed In Service                   (56,794)
                                          ========
                                          $578,660
                                          ========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            1998 Development Activity By Construction Completion Date

------------------------------------------------------------------------------------------------------------------------------------
($ In Thousands)
                                                             Construction                      In Place     Remaining        Total
Property Under Construction @        Square        Start     Completion      Stabilization       Dev.       Costs To      Projected
December 31, 1998                     Feet          Date        Date             Date           Costs       Complete      Investment
---------------------------------    ----------    -----     ------------    --------------    ---------   ---------      ----------
   Four Gateway                        137,000      3Q97        2Q98              2Q99        $13,885      $  4,214        $ 18,099
   Panorama Corporate Center III       137,000      2Q97        2Q98              1Q99         15,646         4,665          20,311
   Royal Ridge B                       100,000      4Q97        2Q98              2Q99          7,768         1,458           9,226
   Wasatch 18                           50,000      4Q97        2Q98              2Q99          4,343         1,200           5,543
   Embassy Row 500                      76,000      4Q97        3Q98              1Q99         13,904           118          14,022
   Six Parkway North                    91,000      4Q97        3Q98              1Q99         13,991           774          14,765
   Towne Center Technology Park 1       42,000      4Q97        3Q98              1Q99          7,053          (258)          6,795
   Fremont Technology Park A            41,000      3Q98        4Q98              4Q99          4,188         1,354           5,542
   Fremont Technology Park B            44,000      3Q98        4Q98              4Q99          4,621         1,356           5,977
   Fremont Technology Park C            54,000      3Q98        4Q98              2Q99          5,631         1,920           7,551
   Panorama Corporate Center V         138,000      1Q98        4Q98              4Q99         14,565         3,203          17,768
   Peninsula Executive Center 1        101,000      4Q97        4Q98              1Q99         16,196         2,471          18,667
   Peninsula Executive Center 2         87,000      4Q97        4Q98              4Q99         12,217         4,950          17,167
   Reston Crossing East                176,000      4Q97        4Q98              2Q99         16,850         7,015          23,865
   Reston Crossing West                152,000      4Q97        4Q98              2Q99         14,354         6,096          20,450
   Riata Building 9                     92,000      4Q97        4Q98              4Q99         10,002         1,925          11,927
   Tollway I                           178,000      3Q97        4Q98              4Q99         22,089         4,061          26,150
   Tollway II                          178,000      3Q97        4Q98              4Q99         16,237         9,001          25,238
   Valley Technology Center 1           66,000      1Q98        4Q98              4Q99          8,218         2,695          10,913
   Valley Technology Center 2           66,000      1Q98        4Q98              4Q99          8,218         2,860          11,078
   Valley Technology Center 3           85,000      1Q98        4Q98              4Q99         10,075         4,156          14,231
                                     ---------                                              ---------      --------        --------
     Subtotal 1998                   2,091,000                                                240,051        65,234         305,285

   Canyon Park 4                        64,000      2Q98        1Q99              1Q00          5,657         2,867           8,524
   Clarify Corporate Center A           64,000      1Q98        1Q99              1Q00          8,663         2,411          11,074
   Clarify Corporate Center B           64,000      1Q98        1Q99              2Q99          8,663         1,751          10,414
   Clarify Corporate Center C           64,000      1Q98        1Q99              2Q99          8,663         1,751          10,414
   Clarify Corporate Center D           65,000      1Q98        1Q99              3Q99          8,663         1,926          10,589
   La Jolla Spectrum Technology Park    80,000      3Q98        1Q99              3Q99          6,845        10,909          17,754
   Sorenson X                           42,000      2Q98        1Q99              1Q00          3,204         1,762           4,966
   Sunset Corporate Park A              44,000      2Q98        1Q99              1Q00          3,368         1,579           4,947
   Sunset Corporate Park B              44,000      2Q98        1Q99              1Q00          3,367         1,580           4,947
   Sunset Corporate Park C              44,000      2Q98        1Q99              1Q00          3,367         1,580           4,947
   Wasatch 17                           72,000      1Q98        1Q99              1Q00          5,231         2,991           8,222
   Four Parkway North                  162,000      2Q98        2Q99              2Q00          8,708        19,409          28,117
   Pacific Corporate Plaza             122,000      3Q98        2Q99              2Q00          8,903         8,704          17,607
   Riata Building 2                     62,000      1Q98        2Q99              2Q00          3,877         4,294           8,171
   Riata Building 3                     62,000      1Q98        2Q99              2Q00          4,546         3,662           8,208
   Rock Creek Corporate Center 1        65,000      3Q98        2Q99              2Q00          2,473         6,289           8,762
   Rock Creek Corporate Center 2        65,000      3Q98        2Q99              2Q00          2,473         6,289           8,762
   Rock Creek Corporate Center 3        11,000      3Q98        2Q99              2Q00            431         1,017           1,448
   The Commons @ Las Colinas 1         228,000      1Q98        2Q99              3Q99         21,075        18,283          39,358
   Towne Center Technology Park 3       78,000      1Q98        2Q99              2Q00          6,777         3,982          10,759
   Willow Creek Corporate Center 6      50,000      3Q98        2Q99              2Q00          4,725         3,672           8,397
   Embassy Row 100                     115,000      3Q98        3Q99              3Q99          9,337        11,418          20,755
   The Commons @ Las Colinas 3         151,000      3Q98        3Q99              3Q99         11,855        15,928          27,783
   Riata Crossing 1-3                  271,000      3Q98        3Q99              3Q99         10,341        18,757          29,098
                                       ---------                                            ---------      --------        --------
     Subtotal 1999                   2,089,000                                                161,212       152,811         314,023


-----------------------------------------------------------------
($ In Thousands)
                                         Estimated     % Currently
Property Under Construction @           Stabilized      Leased or
December 31, 1998                         Return        Committed
---------------------------------      -----------    -----------
   Four Gateway                              10.5%         77%
   Panorama Corporate Center III              9.5         100
   Royal Ridge B                             11.5         100
   Wasatch 18                                10.5          60
   Embassy Row 500                           11.8         100
   Six Parkway North                         11.2          69
   Towne Center Technology Park 1            10.0         100
   Fremont Technology Park A                 11.2           0
   Fremont Technology Park B                 11.2           0
   Fremont Technology Park C                 11.9         100
   Panorama Corporate Center V               10.7          75
   Peninsula Executive Center 1              11.7         100
   Peninsula Executive Center 2               9.8           6
   Reston Crossing East                      14.4         100
   Reston Crossing West                      14.5         100
   Riata Building 9                          10.6          82
   Tollway I                                 11.1          86
   Tollway II                                11.1          37
   Valley Technology Center 1                11.5           0
   Valley Technology Center 2                11.3           0
   Valley Technology Center 3                11.2           0
                                         --------       -----
     Subtotal 1998                           11.4          69

   Canyon Park 4                             10.5           0
   Clarify Corporate Center A                11.8         100
   Clarify Corporate Center B                12.5         100
   Clarify Corporate Center C                12.5         100
   Clarify Corporate Center D                12.3         100
   La Jolla Spectrum Technology Park         14.1         100
   Sorenson X                                10.0           0
   Sunset Corporate Park A                   10.5           0
   Sunset Corporate Park B                   10.5           0
   Sunset Corporate Park C                   10.5           0
   Wasatch 17                                10.5           0
   Four Parkway North                        10.2          68
   Pacific Corporate Plaza                   10.1           0
   Riata Building 2                          10.4           0
   Riata Building 3                          10.3          16
   Rock Creek Corporate Center 1             10.8          31
   Rock Creek Corporate Center 2             10.8           0
   Rock Creek Corporate Center 3             10.8           0
   The Commons @ Las Colinas 1               10.4         100
   Towne Center Technology Park 3            10.8           0
   Willow Creek Corporate Center 6            8.6           0
   Embassy Row 100                            9.8         100
   The Commons @ Las Colinas 3               10.2         100
   Riata Crossing 1-3                        10.8         100
                                         --------      ------
     Subtotal 1999                           10.8          59

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            1998 Development Activity By Construction Completion Date

------------------------------------------------------------------------------------------------------------------------------------
($ In Thousands)
                                                        Construction                     In Place      Remaining        Total
Property Under Construction @         Square   Start     Completion    Stabilization       Dev.        Costs To       Projected
December 31, 1998                      Feet     Date        Date            Date           Costs       Complete      Investment
---------------------------------  ---------   -----    ------------   -------------     --------      --------      ----------
   Ten Parkway North                    95,000  4Q98        1Q00        1Q01              $  2,825     $  13,321      $  16,146
                                     ---------                                            --------     ---------      ---------
     Subtotal 2000                      95,000                                               2,825        13,321         16,146
                                     ---------                                            --------     ---------      ---------
         Total                       4,275,000                                            $404,088     $ 231,366      $ 635,454
                                     ---------                                            --------     ---------      ---------

Less:  Placed In Service              (443,000)                                            (56,794)           --        (56,794)
                                     =========                                            ========     =========      =========
   Total                             3,832,000                                            $347,294     $ 231,366      $ 578,660
                                     =========                                            ========     =========      =========



-------------------------------------------------------------------
($ In Thousands)
                                       Estimated   % Currently
Property Under Construction @          Stabilized    Leased or
December 31, 1998                       Return      Committed
---------------------------------    -----------   ------------
   Ten Parkway North                         10.5%         70%
                                        ---------    --------
     Subtotal 2000                           10.5          70
                                        =========    ========
         Total                               11.1%         64%
                                        =========    ========

Less:  Placed In Service

   Total

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Land Held For Future Development Summary
                             As of December 31, 1998

----------------------------------------------------------------------------------------------------------------
                                                                                       Owned or Controlled Land
                                                                                      --------------------------
                                                                                                       Buildable
                                                                                                        Square
Region/Property                                               Market                     Acres          Footage
---------------------------------------------    -------------------------------      -----------      ---------
Pacific Region:
   CarrAmerica Corporate Center                  San Francisco Bay Area                    2              154,000
   Fremont Technology Park D-F                   San Francisco Bay Area                   10              151,000
   Valley Tech Phase II (Formerly Junction       San Francisco Bay Area                    8              111,000
     Avenue A & B)
   Sunset Corporate Park D-H                     Suburban Portland                        20              317,000
   LaJolla Spectrum Technology Park              San Diego                                 5               77,000
                                                                                         ---            ---------
     Subtotal                                                                             45              810,000
Mountain Region:
   Panorama Corporate Center IV, VI, VII         Southeast Denver                         22              363,000
   Panorama IX                                   Southeast Denver                          6              120,000
   Panorama X                                    Southeast Denver                          3               50,000
   Dry Creek Corporate Center                    Southeast Denver                         56              824,000
   Panorama VIII (Formerly Marriott Tract)       Southeast Denver                          5              128,000
   Four Gateway                                  Suburban Phoenix                          3              137,000
   East Gateway                                  Suburban Phoenix                         11              229,000
   Sorenson Research Park XI                     Suburban Salt Lake City                   6               80,000
                                                                                         ---            ---------
     Subtotal                                                                            112            1,931,000
Central Region:
   Braker Pointe                                 Austin, Texas                            22              750,000
   Riata 1,6,7                                   Austin, Texas                            17              246,000
   Riata Crossing 4-6                            Austin, Texas                            18              173,000
   Parkway North                                 Suburban Chicago                         16              370,000
   Cedar Maple Plaza                             Suburban Dallas                           1               38,000
   Tollway Plaza III                             Suburban Dallas                           4              134,000
   The Commons @ Las Colinas II                  Suburban Dallas                           6              178,000
   Royal Ridge II                                Suburban Dallas                          25              430,000
                                                                                         ---            ---------
     Subtotal                                                                            109            2,319,000
Southeast Region:
   Peninsula Corporate Center                    Boca Raton                               26              411,000
   Preston Ridge                                 Suburban Atlanta                         14               96,000
                                                                                         ---            ---------
     Subtotal                                                                             40              507,000
                                                                                         ---            ---------
         Total                                                                           306            5,567,000
                                                                                         ===            =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets

---------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands)

                                                          OmniOffices, Inc.               OmniOffices (UK) Limited
                                                              (Domestic)                     (International) (2)
                                                    December 31,      December 31,     December 31,      December 31,
                                                        1998              1997             1998              1997
                                                        ----              ----             ----              ----
Assets:
   Current assets                                      53,694            17,235             7,290              --
   Fixed assets and goodwill (net)                    237,807            48,780            65,373              --
                                                      -------            ------            ------             ---
      Total assets                                    291,501            66,015            72,663              --
                                                      =======            ======            ======             ===

Liabilities and stockholders' equity:
   Total liabilities including Long-Term Debt         149,784            46,096            42,879 (1)          --
   Total stockholders' equity                         141,717            19,919            29,784              --
                                                      -------            ------            ------             ---
      Total liabilities and stockholders' equity      291,501            66,015            72,663              --
                                                      =======            ======            ======             ===


(1)  Includes a $30.5 million loan from CarrAmerica Realty Corporation.
(2)  Acquired May 15, 1998

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Condensed Consolidated Statements of EBITDA

------------------------------------------------------------------------------------------------------------------------------------

(Unaudited and in thousands)

                                                        OmniOffices, Inc.                          OmniOffices (UK) Limited
                                                           (Domestic)                                (International) (1)
                                           Three Months Ended     Twelve Months Ended     Three Months Ended     Twelve Months Ended
                                                December 31,             December 31,         December 31,           December 31,
                                           ------------------     -------------------     ------------------     ------------------
                                            1998      1997          1998      1997          1998     1997          1998      1997
                                            ----      ----          ----      ----          ----     ----          ----      ----
Revenues:
   Rental income                           $29,192     7,977         87,128   10,986        2,799      --          6,758       --
   Other services and interest income       15,501     4,938         48,998    6,929        1,292      --          3,110       --
                                           -------    ------        -------   ------        -----     ---          -----      ---
         Total operating revenue            44,693    12,915        136,126   17,915        4,091      --          9,868       --

Expenses:
   Operating expenses                       23,035     6,201         67,740    8,661        2,843      --          6,611       --
   G & A selling expense                    15,131     5,391         47,782    7,053          941      --          1,843       --
                                          --------    ------        -------   ------        -----     ---          -----      ---
         Total expenses                     38,166    11,592        115,522   15,714        3,784      --          8,454       --

EBITDA                                       6,527     1,323         20,604    2,201          307      --          1,414       --
                                          ========    ======        =======   ======        =====     ===          =====      ===


(1)  Acquired May 15, 1998

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Stabilized Centers

-------------------------------------------------------------------------------------------------------------------

                                                   # of                             Occupancy
                                                  Centers           Date           Rate as of
Operator                         Location          Owned         Purchased      December 31, 1998
---------------------------   ----------------   -----------     -----------   --------------------
Omni                             National            30           8/25/97              95.0%

HQ                               New York            10            3/4/98              95.3
HQ                                  WDC               6           4/14/98              98.8
HQ                                Boston              6           4/24/98              94.6
HQ                                 Marin              1           4/30/98              95.3
HQ                                Chicago            21            5/1/98              96.8
HQ                                Atlanta             5            5/1/98              91.6
HQ                              New Jersey           10            5/1/98              92.6
HQ                              New Jersey/
                               Jacksonville           3            7/1/98              90.6
HQ                              Utah/Nevada           5           7/22/98              83.7
HQ                                Arizona             2           7/31/98              95.0
HQ                               St. Louis            1            8/7/98              66.7
                                                    ---                                ----
   Subtotal - Domestic HQ                            70                                94.5

HQ                                London              6           5/15/98              84.9
                                                    ---                                ----

   Total                                            106                                93.7%
                                                    ===                                ====